OPPENHEIMER GLOBAL GROWTH & INCOME FUND
Semiannual Report March 31, 1997

[PHOTO]

"We need our
money to grow
because we have
LONG-TERM
goals. But we
know stocks
can have ups
and downs."


[LOGO]

OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

         NEWS

    BEAT THE AVERAGES

Cumulative Total Return for the
3-Year Period Ended 3/31/97:

Oppenheimer Global Growth
& Income Fund
Class A Shares (at net asset value)(1)

 43.24%

Lipper Global Flexible Portfolio Average for 30 Funds for the
3-Year Period Ended 3/31/97(3)

 34.55%

THE FUND'S CLASS A AND C SHARES WERE RANKED **** BY MORNINGSTAR MUTUAL FUNDS FOR 478 (3-YEAR) AND 219 (5-YEAR) INTERNATIONAL EQUITY FUNDS FOR THE COMBINED 3- AND 5-YEAR PERIODS ENDED 3/31/97.(4)


THIS FUND IS FOR PEOPLE WHO WANT TO TAKE ADVANTAGE OF OPPORTUNITIES WORLDWIDE BUT NEED TO REDUCE THE EFFECT OF SHORT-TERM MARKET FLUCTUATIONS.

HOW YOUR FUND IS MANAGED

Oppenheimer Global Growth & Income Fund seeks to take advantage of long-term growth opportunities worldwide while trying to limit short-term market risks.
To seek its growth objective, the Fund invests in stocks using a focused global theme approach to identify companies and countries that meet its criteria. At the same time, the Fund invests part of its portfolio in bonds and dividend-producing stocks to use current income to seek to mod-erate the effects of market volatility.

PERFORMANCE

Total returns for the six months ended 3/31/97 were 12.86% for Class A shares, 12.44% for Class B shares and 12.45% for Class C shares, without deducting sales charge.(1)

    Your Fund's average annual total returns for Class A shares for the 1-and 5-year periods ended 3/31/97 and since inception on 10/22/90 were 12.83%, 11.99% and 11.01%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 10/10/95 were 13.76% and 16.05%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 12/1/93 were 17.80% and 11.75%, respectively.(2)

OUTLOOK

"Although many securities in the U.S. have at times reached overvalued price levels, reasonably valued investments with growth potential still remain abundant in many foreign markets."

                                             Frank Jennings, Portfolio Manager
                                                                March 31, 1997

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
2. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1 year) and 4% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.
3. Source: Lipper Analytical Services, 3/31/97. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Global Growth & Income Fund is characterized by Lipper as a global flexible portfolio fund. Lipper performance is based on total return and does not take sales charges into consideration.
4. Source: MORNINGSTAR MUTUAL FUNDS, 3/31/97. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted investment return after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. The top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares are ranked 4 stars (3-year) and 4 stars (5-year), weighted 40% and 60%, respectively, and 4 stars (1-year) among 939 funds.


2  Oppenheimer Global Growth & Income Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Global Growth &
Income Fund

DEAR SHAREHOLDER,

After six years of expansion, the U.S. economy has continued to demonstrate steady growth in a low-inflation environment. One of the major reasons has been the appreciation of the U.S. dollar. We believe that political and financial turmoil in Japan, led by problems in the Japanese real estate and banking markets, has shifted investor psychology in favor of the dollar. In addition, perceptions of domestic political stability, fueled by the re-election of President Clinton and the status quo Congressional elections, have encouraged foreign investment in the United States, increasing demand for the dollar and raising its value relative to foreign currencies.
         In a stable domestic environment, one benefit of an appreciating U.S. dollar is the increased spending power of the American consumer. An appreciating dollar buys more of a foreign currency, lowering the relative cost of foreign goods and services and encouraging Americans to purchase more of them. In turn, the increased exports to the United States should stimulate growth in these foreign economies. This overseas growth is extremely important for the long-term prosperity of the U.S. economy, as we rely on these countries to be in a strong enough economic position to purchase our goods and services, thereby stimulating our growth. In essence, an appreciating dollar allows the United States to bolster overseas economic growth in the expectation that these economies will help us to maintain our own strong domestic growth in the future.
         We received mixed signals from foreign economies during the six-month period ended March 31, 1997. On the positive side, lower interest rates and strengthening exports could ignite a strong growth cycle in Europe. In addition, Latin America is beginning to benefit from years of political reform, privatization and deregulation aimed at shifting their economies toward the U.S. capitalist model. Argentina's growth is the fastest, stemming from the most extensive reforms. We are also looking to Brazil, the most populous country in Latin America, to spur economic development both at home and with South American neighbors such as Peru and Chile. On the other hand, with the exception of Hong Kong, Asia's economic growth, dominated by a recession in Japan, has been disappointing.
         The combination of a strong U.S. economy and accelerating earnings growth overseas makes a compelling case for funds investing in both domestic and foreign securities. Because investing abroad involves greater risk and expenses--including political and economic uncertainties, currency rate fluctuations and liquidity restrictions--it should be undertaken with a long-term approach in mind. We believe that by diversifying investments throughout the world, investors can be well-positioned to participate in any economic environment.
         Your portfolio managers discuss the outlook for your Fund on the following pages. Thank you for your confidence in OppenheimerFunds, THE RIGHT WAY TO INVEST. We look forward to helping you reach your investment goals in the future.

/s/ Bridget A. Macaskill

Bridget A. Macaskill


April 21, 1997


3  Oppenheimer Global Growth & Income Fund

Q+A

Q WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

[PHOTO]  [PHOTO]


AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

Oppenheimer Global Growth & Income Fund performed well for the fourth quarter of 1996 and has returned healthy earnings year-to-date. Strong performance from the Fund's growth equity investments helped boost the Fund's returns. For the six-month period ending March 31, 1997, the Fund's Class A shares returned 12.86%, without deducting sales charges.(1)

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

The Fund's top equity hold-ings were some of its strongest performers. A luxury German car manufacturer performed especially well this period. The company benefited from increased sales, attributable to the introduction of a popular new automobile. In addition, the depreciation of the German mark against the U.S. dollar made the company's products less expensive in the United States and bolstered export sales.

         The Fund's holdings in a telecommunications company also outperformed during the period. This cellular-phone manufacturer is using new technology to improve the quality of the signal. The signal is stronger than other cellulars, and the phone can be used for days without a recharge. The technology has been successfully tested for more than a year in Seoul, Korea and Hong Kong and has begun arriving in the United States. We bought the stock a year ago when it was still inexpensive, and we were able to see it appreciate during the period. We expect continued profits as the company penetrates new markets.(2)

[PHOTO]

DID ANY INVESTMENTS NOT PERFORM AS YOU'D EXPECTED?

Spirit companies, manufacturers of liquor, have underperformed over the last six months despite

1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
2. The Fund's portfolio is subject to change.


4  Oppenheimer Global Growth & Income Fund

FACING PAGE
Top left: Frank Jennings, Portfolio Manager

Top right:Bill Wilby, Senior VP, Director of Global Investments

Bottom: Robert Doll, Executive VP, Director of Equity Investments

THIS PAGE
Top: George Evans, Member
of Global Investments Team

Bottom: Shanquan Li, Member
of Global Investments Team


A--A LUXURY GERMAN CAR MANUFACTURER
PERFORMED WELL THIS PERIOD.

growing world economies. However, the Fund benefited from the high dividends these holdings paid. Demographically, liquor is consumed primarily by older consumers. The global baby boomers, born after World War II, are now entering their fifties, and we anticipate an increase in liquor sales. In addition, Japan and China, population-dense economies, are poised for eco-nomic recovery, and could boost liquor demand in Asia. We are maintaining our positions, bought at a discount, and expect solid growth from these stocks as demand improves. Also, our holdings in a giant media conglomerate underperformed. The market lost enthusiasm for media companies in 1996, and they all returned relatively flat performance.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

Since we expect low inflation and low interest rates to continue, we are optimistic about the Fund's income holdings. We own some 30-year zero coupon bonds yielding 7%, and in a low interest-rate environment, these highly leveraged positions should generate above-average yields.

         Recently, we bought some convertible positions in a British household products company. The company manufactures kitchen and bathroom cleaning products considered necessities by the growing middle class in emerging markets. We consider the 6% yield paid by the convertible to be a good source of income and a stepping stone into a company that has the potential for strong annual growth.

[PHOTO]   [PHOTO]

WHAT IS THE OUTLOOK FOR THE FUND?

We remain fundamentally positive on the Fund's earnings potential for the coming period. Although the U.S. faces the dual risks of high valuations and slowing overseas earnings from the strong dollar, we are increasingly positive on the outlook for our over-seas holdings. Interest rates should remain low in Europe and Japan, and earnings have accelerated in these markets as corporate managements cut costs and focus on returns to shareholders. Furthermore, although many securities in the U.S. have at times reached overvalued price levels, rea-sonably valued investments with growth potential still remain abundant in many foreign markets. / /


5  Oppenheimer Global Growth & Income Fund


                                  STATEMENT OF INVESTMENTS   March 31, 1997 (Unaudited)

                                                                                                  FACE            MARKET VALUE
                                                                                                  AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS--5.7%
--------------------------------------------------------------------------------------------------------------------------------
                                  U.S. Treasury Bonds, STRIPS, Zero Coupon:
                                  7.467%, 11/15/18(1)                                               $  5,000,000   $  1,049,969
                                  7.265%--7.41%, 11/15/22(1)                                          15,000,000      2,386,538
                                  6.905%, 2/15/24(1)                                                  10,000,000      1,471,110
                                  6.70%, 2/15/26(1)                                                   20,000,000      2,630,420
                                  7.467%, 8/15/20(1)                                                   7,000,000      1,295,154
                                  7.377%, 8/15/22(1)                                                   8,000,000      1,296,975
                                  7.305%, 8/15/23(1)                                                   7,000,000      1,072,596
                                                                                                                   ------------
                                  Total U.S. Government Obligations (Cost $11,580,043)                               11,202,762
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT
OBLIGATIONS--3.2%
--------------------------------------------------------------------------------------------------------------------------------
                                  Argentina (Republic of) Past Due Interest Bonds,
                                  Series L, 6.75%, 3/31/05(2)                                          1,470,000      1,318,406
                                  ---------------------------------------------------------------------------------------------
                                  Ministry of Finance (Russian Government)
                                  Debs., Series VII, 3%, 5/14/11(3)                                    1,000,000        371,250
                                  ---------------------------------------------------------------------------------------------
                                  Russia (Government of) Interest Nts., 12/29/49(4)(5)                 2,000,000      1,350,312
                                  ---------------------------------------------------------------------------------------------
                                  Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
                                  Series B, 6.75%, 3/31/07(2)                                          3,809,523      3,321,429
                                                                                                                   ------------
                                  Total Foreign Government Obligations (Cost $4,906,721)                              6,361,397
--------------------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS
AND NOTES--5.2%
--------------------------------------------------------------------------------------------------------------------------------
                                  AMC Entertainment, Inc., 12.625% Gtd. Sr. Sub. Nts., 8/1/02            500,000        536,875
                                  ---------------------------------------------------------------------------------------------
                                  Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03(3)         316,000        346,020
                                  ---------------------------------------------------------------------------------------------
                                  Chiquita Brands International, Inc., 9.625% Sr. Nts., 1/15/04          500,000        515,000
                                  ---------------------------------------------------------------------------------------------
                                  Foodmaker, Inc., 9.25% Sr. Nts., 3/1/99                              1,000,000      1,022,500
                                  ---------------------------------------------------------------------------------------------
                                  Grand Union Co., 12% Sr. Nts., 9/1/04                                2,000,000      1,995,000
                                  ---------------------------------------------------------------------------------------------
                                  Magellan Health Services, Inc., 11.25% Sr.
                                  Sub. Nts., Series A, 4/15/04                                           500,000        555,000
                                  ---------------------------------------------------------------------------------------------
                                  Matahari International Finance Co. BV, 11.25% Gtd. Nts., 3/15/01     1,500,000      1,592,812
                                  ---------------------------------------------------------------------------------------------
                                  OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02(3)             500,000        542,500
                                  ---------------------------------------------------------------------------------------------
                                  Oryx Energy Co., 10% Debs., 4/1/01                                   1,000,000      1,087,848
                                  ---------------------------------------------------------------------------------------------
                                  Sequa Corp., 9.375% Sr. Sub. Nts., 12/15/03                          1,000,000      1,005,000
                                  ---------------------------------------------------------------------------------------------
                                  Tultex Corp., 10.625% Gtd. Sr. Nts., 3/15/05                         1,000,000      1,086,250
                                                                                                                   ------------
                                  Total Non-Convertible Corporate Bonds and Notes
                                  (Cost $10,179,490)                                                                 10,284,805


                                                                                                       SHARES
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--79.4%
--------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--1.7%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.7%                   Freeport-Mcmoran Resource Partners, LP                                 200,000      3,350,000
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--21.2%
--------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--7.9%             IRSA Inversiones y Representaciones SA                                 806,002      3,022,876
                                  ---------------------------------------------------------------------------------------------
                                  Porsche AG, Preference                                                  11,000     12,625,930
                                                                                                                   ------------
                                                                                                                     15,648,806

                                  6  Oppenheimer Global Growth & Income Fund


                                                                                                                   MARKET VALUE
                                                                                                    SHARES         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--8.6%     Nintendo Co. Ltd.                                                      130,000   $  9,323,961
                                  ---------------------------------------------------------------------------------------------
                                  Viacom, Inc., Cl. B(6)                                                 230,000      7,618,750
                                                                                                                   ------------
                                                                                                                     16,942,711

--------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--4.7%           Christies International plc                                            500,000      2,376,258
                                  ---------------------------------------------------------------------------------------------
                                  Wella AG                                                                12,500      6,877,880
                                                                                                                   ------------
                                                                                                                      9,254,138

--------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--13.1%
--------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--9.3%                   Allied Domecq plc                                                    1,200,000      9,026,504
                                  ---------------------------------------------------------------------------------------------
                                  Guinness plc                                                           500,000      4,215,810
                                  ---------------------------------------------------------------------------------------------
                                  Remy Cointreau                                                         160,010      4,167,622
                                  ---------------------------------------------------------------------------------------------
                                  Serm Suk Public Co. Ltd.                                                46,100        940,634
                                                                                                                   ------------
                                                                                                                     18,350,570

--------------------------------------------------------------------------------------------------------------------------------
FOOD--0.8%                        Dairy Farm International Holdings Ltd.                               2,000,000      1,510,000
--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--1.9%            Gilead Sciences, Inc.(6)                                                50,000      1,143,750
                                  ---------------------------------------------------------------------------------------------
                                  Glaxo Wellcome plc, Sponsored ADR                                       50,000      1,768,750
                                  ---------------------------------------------------------------------------------------------
                                  Neurogen Corp.(6)                                                       40,000        760,000
                                                                                                                   ------------
                                                                                                                      3,672,500
--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &             United States Surgical Corp.                                            70,000      2,135,000
SERVICES--1.1%

--------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.0%
--------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &                 Centrais Electricas Brasileiras SA, CL. B, ADR(6)                    6,000,000      2,580,421
PRODUCERS--3.0%                   ---------------------------------------------------------------------------------------------
                                  Transocean Offshore, Inc.                                               60,000      3,367,500
                                                                                                                   ------------
                                                                                                                      5,947,921

--------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.0%              Elf Gabon SA                                                             6,000      1,883,628
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--16.0%
--------------------------------------------------------------------------------------------------------------------------------
BANKS--14.1%                      Banco Bradesco SA, Preference                                      484,618,073      3,999,283
                                  ---------------------------------------------------------------------------------------------
                                  Banque Nationale de Paris                                              150,000      6,665,185
                                  ---------------------------------------------------------------------------------------------
                                  Cie Financiere de Paribas, Series A                                    110,000      7,655,147
                                  ---------------------------------------------------------------------------------------------
                                  Grupo Financiero Banorte SA de CV, Series B(6)                       1,500,000      1,554,659
                                  ---------------------------------------------------------------------------------------------
                                  Merita Ltd., Cl. A                                                     600,000      2,059,441
                                  ---------------------------------------------------------------------------------------------
                                  Societe Generale                                                        50,000      5,845,251
                                                                                                                   ------------
                                                                                                                     27,778,966

--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.9%       Fannie Mae                                                              50,000      1,806,250
                                  ---------------------------------------------------------------------------------------------
                                  Taubman Centers, Inc.                                                  150,000      1,950,000
                                                                                                                   ------------
                                                                                                                      3,756,250

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--6.2%
--------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.2%        Schneider SA                                                            40,000      2,288,354
--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.7%               Bic Corp.                                                               20,000      3,038,109
                                  ---------------------------------------------------------------------------------------------
                                  Stork NV                                                               100,000      4,318,247
                                                                                                                   ------------
                                                                                                                      7,356,356

--------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.3%              Sea Containers Ltd., CL. A                                             160,900      2,493,950
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--17.2%
--------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.4%           Rolls-royce plc                                                        766,300      2,863,251


                                  7  Oppenheimer Global Growth & Income Fund


                                  STATEMENT OF INVESTMENTS   (Unaudited)(Continued)


                                                                                                                   MARKET VALUE
                                                                                                      SHARES       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--11.2%                Burr-Brown Corp.(6)                                                     75,000   $  2,446,875
                                  ---------------------------------------------------------------------------------------------
                                  Coherent, Inc.(6)                                                      190,000      9,084,375
                                  ---------------------------------------------------------------------------------------------
                                  National Semiconductor Corp.(6)                                        380,000     10,450,000
                                                                                                                   ------------
                                                                                                                     21,981,250

--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-               Millicom, Inc.(6)                                                       15,500             --
TECHNOLOGY--4.6%                  ---------------------------------------------------------------------------------------------
                                  QUALCOMM, Inc.(6)                                                      160,000      9,020,000
                                  ---------------------------------------------------------------------------------------------
                                                                                                                      9,020,000
                                                                                                                   ------------
                                  Total Common Stocks (Cost $137,505,658)                                           156,233,651

--------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--5.1%
--------------------------------------------------------------------------------------------------------------------------------
                                  Reckitt & Coleman Capital, 9.50% Cv. (Cost $9,632,666)(6)            3,500,000     10,023,304

--------------------------------------------------------------------------------------------------------------------------------
OTHER SECURITIES--1.4%
--------------------------------------------------------------------------------------------------------------------------------
                                  U.S. Surgical Corp., $2.20 Depositary Shares representing
                                  one-fiftieth share of Series A Preferred Stock (Cost $2,823,941)        95,000      2,731,250

                                                                                                     UNITS
--------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATE--0.0%
--------------------------------------------------------------------------------------------------------------------------------
                                  American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)               3,875             --

                                                                                                     FACE
                                                                                                     AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.6%
--------------------------------------------------------------------------------------------------------------------------------
                                  Repurchase agreement with Goldman, Sachs & Co., 6.35%,
                                  dated 3/31/97, to be repurchased at $1,200,212
                                  on 4/1/97, collateralized by U.S. Treasury Nts.,
                                  6.375%--9.125%, 5/15/99--8/15/05, with a value of
                                  $1,227,211 (Cost $1,200,000)                                        $1,200,000      1,200,000

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $177,828,519)                                                            100.6%  $198,037,169
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                       (0.6)    (1,202,102)
                                                                                                      ----------   ------------
NET ASSETS                                                                                                 100.0%  $196,835,067
                                                                                                      ----------   ------------
                                                                                                      ----------   ------------

                                  Distribution of investments by country of issue, as a
                                  percentage of total investments at value, is as follows:

                                  COUNTRY                                                           MARKET VALUE        PERCENT
                                  ---------------------------------------------------------------------------------------------
                                  United States                                                    $  79,452,455           40.1%
                                  ---------------------------------------------------------------------------------------------
                                  France                                                              31,543,295           15.9
                                  ---------------------------------------------------------------------------------------------
                                  Great Britain                                                       30,273,877           15.3
                                  ---------------------------------------------------------------------------------------------
                                  Germany                                                             19,503,809            9.8
                                  ---------------------------------------------------------------------------------------------
                                  Japan                                                                9,323,960            4.7
                                  ---------------------------------------------------------------------------------------------
                                  Brazil                                                               6,579,704            3.3
                                  ---------------------------------------------------------------------------------------------
                                  The Netherlands                                                      5,911,060            3.0
                                  ---------------------------------------------------------------------------------------------
                                  Argentina                                                            4,341,283            2.2
                                  ---------------------------------------------------------------------------------------------
                                  Venezuela                                                            3,321,429            1.7
                                  ---------------------------------------------------------------------------------------------
                                  Finland                                                              2,059,441            1.0
                                  ---------------------------------------------------------------------------------------------
                                  Russia                                                               1,721,563            0.9
                                  ---------------------------------------------------------------------------------------------
                                  Mexico                                                               1,554,659            0.8
                                  ---------------------------------------------------------------------------------------------
                                  Hong Kong                                                            1,510,000            0.8
                                  ---------------------------------------------------------------------------------------------
                                  Thailand                                                               940,634            0.5
                                                                                                   -------------          -----
                                  Total                                                            $ 198,037,169          100.0%
                                                                                                   -------------          -----
                                                                                                   -------------          -----
                                  1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
                                  2. Represents the current interest rate for a variable rate security.
                                  3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial
                                  Statements.
                                  4. When-issued security to be delivered and settled after March 31, 1997.
                                  5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
                                  6. Non-income producing security.
                                  See accompanying Notes to Financial Statements.

                                  8  Oppenheimer Global Growth & Income Fund

                                  STATEMENT OF ASSETS AND LIABILITIES   MARCH 31, 1997 (UNAUDITED)


-------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
ASSETS                            Investments, at value (cost $177,828,519)--see accompanying statement            $198,037,169
                                  ---------------------------------------------------------------------------------------------
                                  Cash                                                                                  759,771
                                  ---------------------------------------------------------------------------------------------
                                  Unrealized appreciation on forward foreign currency exchange contracts--Note 5         28,128
                                  ---------------------------------------------------------------------------------------------
                                  Receivables:
                                  Investments sold                                                                    3,643,295
                                  Closed forward foreign currency exchange contracts                                  2,445,104
                                  Shares of beneficial interest sold                                                    907,485
                                  Interest and dividends                                                                550,402
                                  ---------------------------------------------------------------------------------------------
                                  Other                                                                                   9,784
                                                                                                                  -------------
                                  Total assets                                                                      206,381,138


--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                       Unrealized depreciation on forward foreign currency exchange
                                  contracts--Note 5                                                                      13,584
                                  ---------------------------------------------------------------------------------------------

                                  Payables and other liabilities:
                                  Investments purchased                                                               8,078,170
                                  Shares of beneficial interest redeemed                                              1,080,535
                                  Distribution and service plan fees                                                    112,734
                                  Trustees' fees--Note 1                                                                 75,731
                                  Transfer and shareholder servicing agent fees                                          35,568
                                  Other                                                                                 149,749
                                                                                                                   ------------
                                  Total liabilities                                                                   9,546,071

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                         $196,835,067
                                                                                                                   -------------
--------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                    Paid-in capital                                                                  $169,824,047
NET ASSETS                        ----------------------------------------------------------------------------------------------

                                  Overdistributed net investment income                                                (671,886)
                                  ----------------------------------------------------------------------------------------------

                                  Accumulated net realized gain on investments and
                                  foreign currency transactions                                                       7,329,519
                                  ---------------------------------------------------------------------------------------------
                                  Net unrealized appreciation on investments and translation
                                  of assets and liabilities denominated in foreign currencies                        20,353,387
                                                                                                                  --------------
                                  Net assets                                                                       $196,835,067
                                                                                                                  --------------
                                                                                                                  --------------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                   Class A Shares:
PER SHARE                         Net asset value and redemption price per share (based on net assets of $140,447,330 and 8,819,518 shares of beneficial
                                  interest outstanding)                                                                 $15.92
                                  Maximum offering price per share (net asset value plus sales
                                  charge of 5.75% of offering price)                                                     $16.89

                                  ---------------------------------------------------------------------------------------------
                                  Class B Shares:
                                  Net asset value, redemption price and offering price per share
                                  (based on net assets of $14,487,725 and 912,851 shares of
                                  beneficial interest outstanding)                                                       $15.87

                                  ---------------------------------------------------------------------------------------------
                                  Class C Shares:
                                  Net asset value, redemption price and offering price
                                  per share (based on net assets of $41,900,012 and
                                  2,644,031 shares of beneficial interest outstanding)                                  $15.85

                                  See accompanying Notes to Financial Statements.


                                  9  Oppenheimer Global Growth & Income Fund


                                  STATEMENT OF OPERATIONS   FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                 Interest                                                                           $2,221,294
                                  ---------------------------------------------------------------------------------------------
                                  Dividends (net of foreign withholding taxes of $61,354)                               715,849
                                                                                                                  --------------
                                  Total income                                                                        2,937,143
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES                          Management fees--Note 4                                                               705,553
                                  ---------------------------------------------------------------------------------------------
                                  Distribution and service plan fees--Note 4:
                                  Class A                                                                               153,805
                                  Class B                                                                                51,960
                                  Class C                                                                               193,639
                                  ---------------------------------------------------------------------------------------------
                                  Transfer and shareholder servicing agent fees--Note 4                                 182,406
                                  ---------------------------------------------------------------------------------------------
                                  Custodian fees and expenses                                                            55,400
                                  ---------------------------------------------------------------------------------------------
                                  Shareholder reports                                                                    55,039
                                  ---------------------------------------------------------------------------------------------
                                  Trustees' fees and expenses--Note 1                                                    30,535
                                  ---------------------------------------------------------------------------------------------
                                  Legal and auditing fees                                                                13,948
                                  ---------------------------------------------------------------------------------------------
                                  Insurance expenses                                                                      3,943
                                  ---------------------------------------------------------------------------------------------
                                  Registration and filing fees:
                                  Class B                                                                                 1,862
                                  Class C                                                                                 1,589
                                  ---------------------------------------------------------------------------------------------
                                  Other                                                                                  10,452
                                                                                                                  --------------
                                  Total expenses                                                                      1,460,131

--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                 1,477,012
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND                      Net realized gain on:
UNREALIZED GAIN (LOSS)            Investments                                                                         6,141,880
                                  Foreign currency transactions                                                       1,621,807
                                                                                                                    ------------
                                  Net realized gain                                                                   7,763,687
                                  ---------------------------------------------------------------------------------------------
                                  Net change in unrealized appreciation or depreciation on:
                                  Investments                                                                        13,647,624
                                  Translation of assets and liabilities denominated in foreign currencies            (2,212,119)
                                                                                                                    ------------
                                  Net change                                                                         11,435,505
                                                                                                                    ------------
                                  Net realized and unrealized gain                                                   19,199,192
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                                                                           $20,676,204
                                                                                                                    ------------
                                                                                                                    ------------
                                  See accompanying Notes to Financial Statements.

                                  10  Oppenheimer Global Growth & Income Fund


                                  STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                    SIX MONTHS ENDED   YEAR ENDED
                                                                                                    MARCH 31, 1997     SEPTEMBER 30,
                                                                                                    (UNAUDITED)        1996
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                        Net investment income                                          $  1,477,012         $ 3,538,878
                                  ---------------------------------------------------------------------------------------------
                                  Net realized gain                                                 7,763,687          18,140,523
                                  ---------------------------------------------------------------------------------------------
                                  Net change in unrealized appreciation or depreciation            11,435,505          (3,287,320)
                                                                                                  -------------        -----------
                                  Net increase in net assets resulting from operations             20,676,204          18,392,081

------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND                     Dividends from net investment income:
DISTRIBUTIONS TO                  Class A                                                          (1,634,568)         (3,012,171)
SHAREHOLDERS                      Class B                                                            (100,208)            (89,925)
                                  Class C                                                            (331,554)           (615,071)
                                  ---------------------------------------------------------------------------------------------
                                  Distributions from net realized gain:
                                  Class A                                                         (10,399,220)         (5,806,943)
                                  Class B                                                            (812,469)            (48,484)
                                  Class C                                                          (3,233,192)         (1,559,313)

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST               Net increase in net assets resulting from beneficial
TRANSACTIONS                      interest transactions--Note 2:
                                  Class A                                                          17,228,854           1,387,903
                                  Class B                                                           6,146,007           7,852,376
                                  Class C                                                           5,244,481           5,914,656
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                        Total increase                                                   32,784,335          22,415,109
                                  ---------------------------------------------------------------------------------------------
                                  Beginning of period                                             164,050,732         141,635,623
                                                                                                 -------------       -------------
                                  End of period (including overdistributed net investment
                                  income of $671,886 and $82,568, respectively)                  $196,835,067        $164,050,732
                                                                                                 -------------      --------------
                                                                                                 -------------      --------------

                                 See accompanying Notes to Financial Statements.

                                  11  Oppenheimer Global Growth & Income Fund

FINANCIAL HIGHLIGHTS
                                                       CLASS A
                                                       -----------------------------------------------------------------
                                                       SIX MONTHS
                                                       ENDED
                                                       MARCH 31, 1997     YEAR ENDED SEPTEMBER 30,
                                                       (UNAUDITED)        1996      1995     1994      1993       1992
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                      $15.62         $14.98    $15.21    $14.09    $11.91    $12.43
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .15            .47       .45       .33       .29       .26
Net realized and unrealized gain (loss)                     1.73           1.40       .54      1.62      2.17      (.47)
                                                          ------          ------   ------    ------    ------    ------
Total income (loss) from investment operations              1.88           1.87       .99      1.95      2.46      (.21)
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.20)          (.40)     (.40)     (.35)     (.17)     (.28)
Distributions from net realized gain                       (1.38)          (.83)     (.82)     (.48)     (.11)     (.03)
                                                           ------         ------    ------    ------    ------    ------
Total dividends and distributions to shareholders          (1.58)         (1.23)    (1.22)     (.83)     (.28)     (.31)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $15.92         $15.62    $14.98    $15.21    $14.09    $11.91
                                                          ------         ------    ------    ------    ------    ------
                                                          ------         ------    ------    ------    ------    ------
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                       12.86%         13.28%     7.43%    13.96%    21.00%     (1.76)%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $140,447       $120,214  $113,341  $124,017   $86,019   $49,735
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $127,855       $115,186  $120,267  $117,164   $59,951   $37,116
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    1.81%(4)         2.65%     3.09%     2.44%     2.68%     2.41%
Expenses                                                 1.44%(4)         1.52%     1.63%     1.49%     1.56%     1.74%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 48.0%         207.8%    135.2%     87.4%     90.6%     51.3%
Average brokerage commission rate(6)                     $0.0019        $0.0004        --        --        --        --


1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from October 10, 1995 (inception of offering) to September 30, 1996.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.



                                  12  Oppenheimer Global Growth & Income Fund



                                                            CLASS B
                                                          -----------------------------------
                                                            SIX MONTHS         PERIOD
                                                            ENDED              ENDED
                                                            MARCH 31, 1997     SEPTEMBER 30,
                                                           (UNAUDITED)        1996(2)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                          $15.57              $14.72
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .11                 .36
Net realized and unrealized gain (loss)                         1.70                1.63
                                                              ------            ------
Total income (loss) from investment operations                  1.81                1.99
---------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                            (.13)               (.31)
Distributions from net realized gain                           (1.38)               (.83)
                                                               ------              ------
Total dividends and distributions to shareholders              (1.51)              (1.14)
---------------------------------------------------------------------------------------------
Net asset value, end of period                                $15.87              $15.57
                                                              ------              ------
                                                              ------              ------
---------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                           12.44%              14.33%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $14,488              $8,131
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                            $10,468              $3,815
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                        1.19%(4)            1.64%(4)
Expenses                                                     2.21%(4)            2.28%(4)
---------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     48.0%              207.8%
Average brokerage commission rate(6)                         $0.0019             $0.0004





                                                          CLASS C
                                                          ----------------------------------------------------------
                                                          SIX MONTHS
                                                          ENDED
                                                          MARCH 31, 1997       YEAR ENDED SEPTEMBER 30,
                                                          (UNAUDITED)          1996            1995          1994(1)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                       $15.55              $14.92         $15.17         $14.85
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .11                 .35            .35            .22
Net realized and unrealized gain (loss)                      1.70                1.40            .53            .87
                                                            -----              ------         ------          -----
Total income (loss) from investment operations               1.81                1.75            .88           1.09
--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.13)               (.29)          (.31)          (.29)
Distributions from net realized gain                        (1.38)               (.83)          (.82)          (.48)
                                                            ------              ------         ------
Total dividends and distributions to shareholders           (1.51)              (1.12)         (1.13)          (.77)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $15.85              $15.55         $14.92         $15.17
                                                            ------              ------         ------        ------
                                                            ------              ------         ------        ------

---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN, AT NET ASSET VALUE(3)                        12.45%              12.45%          6.61%          7.41%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $41,900             $35,706        $28,295        $17,008
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $38,961             $31,371        $22,211         $7,896
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                        1.19%(4)            1.87%          2.36%          1.85%(4)
Expenses                                                     2.20%(4)            2.28%          2.39%          2.44%(4)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                   48.0%              207.8%         135.2%          87.4%
Average brokerage commission rate(6)                      $0.0019             $0.0004             --             --



5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1997 were $98,747,092 and $81,354,325, respectively.
6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. See accompanying Notes to Financial Statements.

                                  13  Oppenheimer Global Growth & Income Fund

                                  NOTES TO FINANCIAL STATEMENTS   (UNAUDITED)

-------------------------------------------------------------------------------
1. SIGNIFICANT                    Oppenheimer Global Growth & Income Fund (the
   ACCOUNTING POLICIES            Fund) is registered under the Investment
                                  Company Act of 1940, as amended, as a
                                  diversified, open-end management investment
                                  company. The Fund's investment objective is
                                  to seek capital appreciation consistent with
                                  preservation of principal while providing
                                  current income by investing primarily in
                                  common stocks and fixed income securities of
                                  U.S. and foreign companies. The Fund's
                                  investment adviser is OppenheimerFunds, Inc.
                                  (the Manager). The Fund offers Class A, Class
                                  B and Class C shares. Class A shares are sold
                                  with a front-end sales charge. Class B and
                                  Class C shares may be subject to a contingent
                                  deferred sales charge. All classes of shares
                                  have identical rights to earnings, assets and
                                  voting privileges, except that each class has
                                  its own distribution and/or service plan,
                                  expenses directly attributable to a
                                  particular class and exclusive voting rights
                                  with respect to matters affecting a single
                                  class. Class B shares will automatically
                                  convert to Class A shares six years after the
                                  date of purchase. The following is a summary
                                  of significant accounting policies
                                  consistently followed by the Fund.
                                   --------------------------------------------
                                  INVESTMENT VALUATION. Portfolio securities
                                  are valued at the close of the New York Stock
                                  Exchange on each trading day. Listed and
                                  unlisted securities for which such
                                  information is regularly reported are valued
                                  at the last sale price of the day or, in the
                                  absence of sales, at values based on the
                                  closing bid or the last sale price on the
                                  prior trading day. Long-term and short-term
                                  "non-money market" debt securities are
                                  valued by a portfolio pricing service
                                  approved by the Board of Trustees. Such
                                  securities which cannot be valued by the
                                  approved portfolio pricing service are valued
                                  using dealer-supplied valuations provided the
                                  Manager is satisfied that the firm rendering
                                  the quotes is reliable and that the quotes
                                  reflect current market value, or are valued
                                  under consistently applied procedures
                                  established by the Board of Trustees to
                                  determine fair value in good faith.
                                  Short-term "money market type" debt
                                  securities having a remaining maturity of 60
                                  days or less are valued at cost (or last
                                  determined market value) adjusted for
                                  amortization to maturity of any premium or
                                  discount. Forward foreign currency exchange
                                  contracts are valued based on the closing
                                  prices of the forward currency contract rates
                                  in the London foreign exchange markets on a
                                  daily basis as provided by a reliable bank or
                                  dealer.
                                   --------------------------------------------
                                  FOREIGN CURRENCY TRANSLATION. The accounting
                                  records of the Fund are maintained in U.S.
                                  dollars. Prices of securities denominated in
                                  foreign currencies are translated into U.S.
                                  dollars at the closing rates of exchange.
                                  Amounts related to the purchase and sale of
                                  securities and investment income are
                                  translated at the rates of exchange
                                  prevailing on the respective dates of such
                                  transactions.
                                            The effect of changes in foreign
                                  currency exchange rates on investments is
                                  separately identified from the fluctuations
                                  arising from changes in market values of
                                  securities held and reported with all other
                                  foreign currency gains and losses in the
                                  Fund's Statement of Operations.
                                   --------------------------------------------
                                  REPURCHASE AGREEMENTS. The Fund requires the
                                  custodian to take possession, to have legally
                                  segregated in the Federal Reserve Book Entry
                                  System or to have segregated within the
                                  custodian's vault, all securities held as
                                  collateral for repurchase agreements. The
                                  market value of the underlying securities is
                                  required to be at least 102% of the resale
                                  price at the time of purchase. If the seller
                                  of the agreement defaults and the value of
                                  the collateral declines, or if the seller
                                  enters an insolvency proceeding, realization
                                  of the value of the collateral by the Fund
                                  may be delayed or limited.
                                   --------------------------------------------
                                  ALLOCATION OF INCOME, EXPENSES, AND GAINS AND
                                  LOSSES. Income, expenses (other than those
                                  attributable to a specific class) and gains
                                  and losses are allocated daily to each class
                                  of shares based upon the relative proportion
                                  of net assets represented by such class.
                                  Operating expenses directly attributable to a
                                  specific class are charged against the
                                  operations of that class.
                                   --------------------------------------------
                                  FEDERAL TAXES. The Fund intends to continue
                                  to comply with provisions of the Internal
                                  Revenue Code applicable to regulated
                                  investment companies and to distribute all of
                                  its taxable income, including any net
                                  realized gain on investments not offset by
                                  loss carryovers, to shareholders. Therefore,
                                  no federal income or excise tax provision is
                                  required.
                                   --------------------------------------------
                                  TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.
                                  During the six months ended March 31, 1997, a provision of $23,648 was made for the Fund's projected benefit obligations and payments of $4,525 were made to retired trustees, resulting in an accumulated liability of $64,238 at March 31, 1997.

                                  14  Oppenheimer Global Growth & Income Fund

-------------------------------------------------------------------------------
1. SIGNIFICANT                    DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
   ACCOUNTING POLICIES            distributions to shareholders are recorded
   (CONTINUED)                    on the ex-dividend date.
                                  --------------------------------------------
                                  CLASSIFICATION OF DISTRIBUTIONS TO
                                  SHAREHOLDERS. Net investment income (loss)
                                  and net realized gain (loss) may differ for
                                  financial statement and tax purposes
                                  primarily because of the recognition of
                                  certain foreign currency gains (losses) as
                                  ordinary income (loss) for tax purposes. The
                                  character of the distributions made during
                                  the year from net investment income or net
                                  realized gains may differ from their ultimate
                                  characterization for federal income tax
                                  purposes. Also, due to timing of dividend
                                  distributions, the fiscal year in which
                                  amounts are distributed may differ from the
                                  year that the income or realized gain was
                                  recorded by the Fund.
                                   --------------------------------------------
                                  OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
                                            The preparation of financial
                                  statements in conformity with generally
                                  accepted accounting principles requires
                                  management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
2. SHARES OF                      The Fund has authorized an unlimited number
   BENEFICIAL INTEREST            of no par value shares of beneficial interest
                                  of each class. Transactions in shares of beneficial interest were as follows:

                                            SIX MONTHS ENDED                 YEAR ENDED
                                             MARCH 31, 1997            SEPTEMBER 30, 1996(1)
                                      ---------------------------   ---------------------------
                                          SHARES        AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                     1,656,937    $26,409,283      2,501,931   $ 37,638,075
Dividends and distributions reinvested     778,844     11,562,470        587,255      8,491,936
Redeemed                                (1,311,384)   (20,742,899)    (2,961,528)   (44,742,108)
                                      ------------   ------------   ------------   ------------
Net increase                             1,124,397    $17,228,854        127,658     $1,387,903
                                      ------------   ------------   ------------   ------------
                                      ------------   ------------   ------------   ------------

-----------------------------------------------------------------------------------------------
Class B:
Sold                                       420,317    $ 6,675,226        587,069    $ 8,834,948
Dividends and distributions reinvested      57,893        856,990          8,689        128,325
Redeemed                                   (87,672)    (1,386,209)       (73,445)    (1,110,897)
                                      ------------   ------------   ------------   ------------
Net increase                               390,538    $ 6,146,007        522,313    $ 7,852,376
                                      ------------   ------------   ------------   ------------
                                      ------------   ------------   ------------   ------------

                                  -----------------------------------------------------------------------------------------------
Class C:
Sold                                       303,815    $ 4,780,160        686,840    $10,288,855
Dividends and distributions reinvested     229,289      3,382,766        144,291      2,072,833
Redeemed                                  (185,902)    (2,918,445)      (431,369)    (6,447,032)
                                      ------------   ------------   ------------   ------------
Net increase                               347,202    $ 5,244,481        399,762    $ 5,914,656
                                      ------------   ------------   ------------   ------------
                                      ------------   ------------   ------------   ------------

                                  1. For the year ended September 30, 1996 for
                                  Class A and Class C shares and for the period from October 10, 1995 (inception of offering) to September 30, 1996 for Class B shares.


                                  15  Oppenheimer Global Growth & Income Fund

                                  NOTES TO FINANCIAL STATEMENTS   (UNAUDITED)
                                  (CONTINUED)

-------------------------------------------------------------------------------
3. UNREALIZED GAINS AND           At March 31, 1997, net unrealized
   LOSSES ON INVESTMENTS          appreciation on investments of $20,208,650
                                  was composed of gross appreciation of
                                  $23,550,235, and gross depreciation of
                                  $3,341,585.

-------------------------------------------------------------------------------
4. MANAGEMENT FEES                Management fees paid to the Manager were
   AND OTHER TRANSACTIONS         in accordance with the investment advisory
   WITH AFFILIATES                agreement with the Fund which provides for a
                                  fee of 0.80% of the first $250 million of net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next
                                  $1 billion and 0.67% on net assets in excess of $2 billion.
                                            For the six months ended March 31,
                                  1997, commissions (sales charges paid by investors) on sales of Class A shares totaled
                                  $240,784, of which $83,385 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's
                                  Class B and Class C shares totaled $169,632 and $40,720, of which $10,833 and $1,795, respectively, was paid to an affiliated
                                  broker/dealer. During the six months ended
                                  March 31, 1997, OFDI received contingent deferred sales charges of $9,842 and $1,824, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
                                            OppenheimerFunds Services (OFS), a
                                  division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies.
                                  OFS's total costs of providing such services are allocated ratably to these companies.
                                            The Fund has adopted a Service Plan
                                  for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimburse ment is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund.
                                  OFDI uses the service fee to reimburse
                                  brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1997, OFDI paid $11,003 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.
                                            The Fund has adopted a compensation
                                  type Distribution and Service Plan for Class
                                  B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. OFDI retained $48,547 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of March 31, 1997, OFDI had incurred unreimbursed expenses of $403,967 for
                                  Class B.
                                            The Fund has adopted a
                                  reimbursement type Distribution and Service
                                  Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class
                                  C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1997, OFDI paid $6,150 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $44,748 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of March 31, 1997, OFDI had incurred unreimbursed expenses of $369,783 for Class C.


                                  16  Oppenheimer Global Growth & Income Fund

-------------------------------------------------------------------------------
5. FORWARD CONTRACTS              A forward foreign currency exchange contract
                                  (forward contract) is a commitment to
                                  purchase or sell a foreign currency at a future date, at a negotiated rate.
                                            The Fund uses forward contracts to
                                  seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.
                                            Forward contracts are valued based
                                  on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.
                                            Securities held in segregated
                                  accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's
                                  Statement of Operations.
                                            Risks include the potential
                                  inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

                                  At March 31, 1997, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                      CONTRACT
                       EXPIRATION     AMOUNT      VALUATION AS OF  UNREALIZED      UNREALIZED
CONTRACTS TO PURCHASE  DATES          (000S)      MARCH 31, 1997   APPRECIATION    DEPRECIATION
----------------------------------------------------------------------------------------------
British Pound (GBP)    4/3/97            507 GBP  $     830,891    $   4,943       $     --
French Franc (FRF)     4/30/97        29,789 FRF      5,317,965       17,883             --
German Deutsche
Mark (DEM)             4/3/97            463 DEM        277,804          964             --
                                                  -------------    ---------       ---------
                                                  $   6,426,660       23,790             --
                                                  -------------    ---------       ---------
                                                  -------------    ---------       ---------

CONTRACTS TO SELL
----------------------------------------------------------------------------------------------
British Pound (GBP)    4/5/97--4/7/97  2,609 GBP  $   2,622,340    $      --       $ 13,584
French Franc (FRF)     4/1/97          5,748 FRF      1,021,153        4,338             --
                                                  -------------    ---------       ---------
                                                  $   3,643,493        4,338         13,584
                                                  -------------    ---------       ---------
                                                  -------------    ---------       ---------
Total Appreciation and
Depreciation                                                         $28,128        $13,584
                                                                   ---------       ---------
                                                                   ---------       ---------


-------------------------------------------------------------------------------
6. ILLIQUID AND                   At March 31, 1997, investments in securities
RESTRICTED SECURITIES             included issues that are illiquid or
                                  restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at March 31, 1997 was $1,259,770, which represents 0.64% of the Fund's net assets.


                                  17  Oppenheimer Global Growth & Income Fund

                                  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

-------------------------------------------------------------------------------
OFFICERS AND TRUSTEES             Leon Levy, Chairman of the Board of Trustees
                                  Donald W. Spiro, Vice Chairman of the Board of Trustees
                                  Bridget A. Macaskill, Trustee and President
                                  Robert G. Galli, Trustee
                                  Benjamin Lipstein, Trustee
                                  Elizabeth B. Moynihan, Trustee
                                  Kenneth A. Randall, Trustee
                                  Edward V. Regan, Trustee
                                  Russell S. Reynolds, Jr., Trustee
                                  Pauline Trigere, Trustee
                                  Clayton K. Yeutter, Trustee
                                  Frank Jennings, Vice President
                                  George C. Bowen, Treasurer
                                  Robert J. Bishop, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer
                                  Andrew J. Donohue, Secretary
                                  Robert G. Zack, Assistant Secretary

-------------------------------------------------------------------------------
INVESTMENT ADVISER                OppenheimerFunds, Inc.

-------------------------------------------------------------------------------
DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.

-------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
SERVICING AGENT

-------------------------------------------------------------------------------
CUSTODIAN OF                      The Bank of New York
PORTFOLIO SECURITIES

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS              KPMG Peat Marwick LLP

-------------------------------------------------------------------------------
LEGAL COUNSEL                     Gordon Altman Butowsky Weitzen Shalov & Wein

                                  The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Global Growth & Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Growth & Income Fund. For material information concerning the Fund, see the Prospectus.
                                  Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                                  18  Oppenheimer Global Growth & Income Fund

                                  OPPENHEIMERFUNDS FAMILY

-------------------------------------------------------------------------------
                                  OppenheimerFunds offers over 50 funds
                                  designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                                       When you invest with OppenheimerFunds,
                                  you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.
                                       At OppenheimerFunds we don't charge a
                                  fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

-------------------------------------------------------------------------------
REAL ASSET FUNDS                  Real Asset Fund        Gold & Special
                                                         Minerals Fund

-------------------------------------------------------------------------------
STOCK FUNDS                       Developing Markets     Growth Fund
                                  Fund
                                  Global Emerging Growth Global Fund
                                  Fund
                                  Enterprise Fund(2)     Quest Global Value
                                                         Fund
                                  International Growth   Disciplined Value
                                  Fund                   Fund
                                  Discovery Fund         Oppenheimer Fund
                                  Quest Small Cap Value  Value Stock Fund
                                  Fund
                                  Capital Appreciation   Quest Value Fund
                                  Fund(3)
                                  Quest Capital Value
                                  Fund

-------------------------------------------------------------------------------
STOCK & BOND FUNDS                Main Street Income     Equity Income Fund
                                  & Growth Fund
                                  Quest Opportunity      Disciplined
                                  Value Fund             Allocation Fund
                                  Total Return Fund      Multiple Strategies
                                                         Fund(4)
                                  Quest Growth & Income  Strategic Income &
                                  Value Fund             Growth Fund
                                  Global Growth & Income Bond Fund for Growth
                                  Fund
-------------------------------------------------------------------------------
BOND FUNDS                        International Bond     Bond Fund
                                  Fund
                                  High Yield Fund        U.S. Government Trust
                                  Champion Income Fund   Limited-Term
                                                         Government Fund
                                  Strategic Income Fund

-------------------------------------------------------------------------------
MUNICIPAL FUNDS                   California Municipal   Insured Municipal
                                    Fund(5)              Fund
                                  Florida                Intermediate Municipal
                                  Municipal Fund         Fund(5)
                                  New Jersey Municipal
                                    Fund(5)
                                  New York Municipal     Rochester Division
                                    Fund(5)
                                  Pennsylvania Municipal Rochester Fund
                                    Fund(5)              Municipals
                                  Municipal Bond Fund    Limited Term New York
                                                         Municipal Fund

-------------------------------------------------------------------------------
MONEY MARKET FUNDS(6)             Money Market Fund      Cash Reserves

-------------------------------------------------------------------------------
LIFESPAN                          Growth Fund            Income Fund
                                  Balanced Fund

                                  1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.
                                  2. Effective 4/1/96, the Fund is closed to new investors.
                                  3. On 12/18/96, the Fund's name was changed from "Target Fund."
                                  4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."
                                  5. Available only to investors in certain states.
                                  6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
                                  (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.


                                  19  Oppenheimer Global Growth & Income Fund

    INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104


"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

    And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

    When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

    For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

    You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

    So call us today--we're here to help.

[PHOTO]
[CAPTION] Customer Service Representative
OppenheimerFunds Services

--------------------------------------------------------------------------------

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Denver, CO 80217-5270
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